UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     July 27, 2004
                                                --------------------------------

Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2004, relating to the Morgan Stanley ABS Capital I Inc. Trust 2004-HE5 Mortgage Pass-Through Certificates, Series 2004-HE5)

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            (Exact name of registrant as specified in its charter)


           Delaware                333-113543-08                 13-3939229
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code      (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2004-HE5 Mortgage Pass-Through Certificates, Series 2004-HE5. On July 27, 2004, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Chase Manhattan Mortgage Corporation, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, HomEq Servicing Corporation, as a servicer, Accredited Home Lenders, Inc., as a responsible party, NC Capital Corporation, as a responsible party, and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley ABS Capital I Inc. Trust 2004-HE5 Mortgage Pass-Through Certificates, Series 2004-HE5 (the "Certificates"), issued in thirteen classes. The Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of July 27, 2004 of $499,613,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Utendahl Capital Partners, L.P. ("Utendahl") and Countrywide Securities Corporation (collectively with MS&Co. and Utendahl, the "Underwriters"), pursuant to an Underwriting Agreement dated as of July 22, 2004 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and  Exhibits.
            -------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of July 1, 2004, by and among the Company, as depositor, Chase Manhattan Mortgage Corporation, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, HomEq Servicing Corporation, as a servicer, Accredited Home Lenders, Inc., as a responsible party, NC Capital Corporation, as a responsible party, and Deutsche Bank National Trust Company, as trustee.

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 11, 2004                     MORGAN STANLEY ABS CAPITAL I
                                          INC.


                                          By: /s/ Valerie H. Kay
                                          --------------------------------------
                                              Name: Valerie H. Kay
                                              Title:   Executive Director

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.             Description                                      Page
-----------             -----------                                      ----

4                       Pooling and Servicing Agreement, dated as        6
                        of July 1, 2004, by and among the
                        Company, as depositor, Chase Manhattan
                        Mortgage Corporation, as a servicer,
                        Countrywide Home Loans Servicing LP, as a servicer , HomEq Servicing Corporation, as a servicer, Accredited Home Lenders, Inc., as a responsible party, NC Capital
                        Corporation, as a responsible party, and Deutsche Bank National Trust Company, as trustee.